                                                                  EXHIBIT 10.13

                            MARINER HEALTH CARE, INC.

                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                  This FIRST AMENDMENT, dated as of August 9, 2002 (this "AMENDMENT"), to the Credit and Guaranty Agreement, dated as of May 13, 2002 (the "CREDIT AGREEMENT"), by and among MARINER HEALTH CARE, INC. (F/K/A MARINER POST-ACUTE NETWORK, INC.), a Delaware corporation ("COMPANY"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER"), and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), UBS WARBURG LLC ("UBSW"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD Arranger", and together with GSCP, the "JOINT LEAD ARRANGERS"), UBS AG, STAMFORD BRANCH ("UBS",) as Administrative Agent and as Swing Line Lender (together with its permitted successors in such capacities, "ADMINISTRATIVE AGENT" or "SWING LINE LENDER", respectively), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), as Collateral Monitoring Agent (together with its permitted successors in such capacity, "COLLATERAL MONITORING AGENT"), and as Documentation Agent (in such capacity, "DOCUMENTATION AGENT"), and for the limited purposes of Sections 9.1, 9.6(b) and 10.3 thereof, RESIDENTIAL FUNDING CORPORATION DBA GMAC-RFC HEALTH CAPITAL ("GMAC"), as Joint Collateral Agent (together with its permitted successors in such capacity, "JOINT COLLATERAL AGENT").

         Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

         WHEREAS, Company and the Requisite Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein, to make certain modifications set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT

         1.1 AMENDMENT TO SECTION 1.1: DEFINITIONS. Section 1.1 is hereby amended as follows:

                  (A) By the addition of the following new definition in its appropriate alphabetical order:

                           "'CHARITABLE ORGANIZATION' means any Person that qualifies for exemption from federal income taxation under Section 501(c)(3) of the Internal Revenue Code, or which intends to obtain recognition by the Internal Revenue Service as a 501(c)(3) organization within the applicable time provided under the Internal Revenue Code, including any such Person formed for the purpose of providing disaster relief and emergency hardship assistance; provided, however, that any such Person which fails to obtain a favorable 501(c)(3) determination letter from the Internal Revenue Service within the applicable time provided under the Internal Revenue Code, or whose 501(c)(3) status is revoked by the Internal Revenue Service, shall cease to be a "Charitable Organization" as herein defined."

                  (B) by the deletion of the reference to "Schedule 1.1(iii)" from the definition of "Excluded Entities," and by the substitution of "Schedule 1.1(ii)" in lieu thereof;

                  (C) By adding the following clause immediately after the semicolon at the end of clause (iii) of the definition of "Indebtedness", and immediately before clause (iv) of such definition:

                  "provided, however, that drafts under a purchase card program implemented by a Person for the purchase of goods and services in the ordinary course of business shall not constitute Indebtedness if and to the extent the charges evidenced by such drafts (a) are billed to the Person no less frequently than monthly, (b) are paid within 30 days after being invoiced (or if such charges are being contested in good faith by appropriate procedures, are paid within 30 days after such contest is rejected or discontinued), and (c) do not exceed $2,500,000 at any time outstanding;"

                  (D) by the deletion of the cross-reference to "Section 6.8(e)" from clause (vi) of the definition of "Permitted Acquisition," and by the substitution of "Section 6.9(e)" in lieu thereof; and

                  (E) by the deletion of the punctuational period at the end of the definition of "Subsidiary" and the substitution therfor of the following:

         "; provided further that no Person shall be deemed to be a Subsidiary of Company or any Credit Party for so long as (i) such Person constitutes a Charitable Organization, (ii) such Charitable Organization is not consolidated with the Company and its consolidated Subsidiaries for financial reporting purposes under GAAP, and (iii) the aggregate amount of all gifts, loans, contributions or other Investments made by any Credit Party in or to Charitable Organizations falling within this proviso shall not exceed $20,000 in aggregate in any Fiscal Year or $150,000 in aggregate since the Closing Date."

                  1.2      AMENDMENT TO SECTION 5.12: INTEREST RATE PROTECTION.
Section 5.12 of the Credit Agreement is hereby amended by deleting the text in its entirety and substituting therefore the following:

         "5.12 INTEREST RATE PROTECTION.     No later than February 13, 2003 and
at all times thereafter, Company shall maintain, or cause to be maintained, in effect one or more Interest Rate Agreements having terms, conditions and tenors, and being otherwise in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent, to the extent necessary so that until the Term Loan Maturity Date interest on Indebtedness in a principal amount equal to at least 50.0% of the total outstanding funded Indebtedness of the Company and its consolidated Subsidiaries at any time is effectively fixed or capped at rates which are reasonably acceptable to the Syndication Agent."

                  1.3 AMENDMENT TO SECTION 5.10: SUBSIDIARIES. Section 5.10(a) of the Credit Agreement is hereby amended by deleting the Section reference "3.1(r)" at the end of the first sentence thereof and by substituting "3.1(q)" in lieu thereof.

                  1.4 AMENDMENT TO SECTION 6.2: LIENS. Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (r) thereof, (ii) re-designating subsection (s) thereof as subsection
(t), and (iii) adding immediately preceding said subsection (t) the following additional language as a new subsection (s) of Section 6.2:

                           "(s)     Liens securing the obligations of any Credit
                  Party with respect to any purchase card program, to the extent such obligations are deemed not to constitute Indebtedness by virtue of the proviso contained in clause (iii) of the definition of "Indebtedness" set forth in this Agreement; and".

                  1.5 AMENDMENT TO SECTION 6.15: JOINT VENTURES OR PARTNERSHIPS. Section 6.15 of the Credit Agreement is hereby amended by deleting the reference to "Sections 6.7(g) or (i)" and substituting the following:

                           "Sections 6.7(g) or (k)."

SECTION 2.        CONDITIONS PRECEDENT TO EFFECTIVENESS

                  2.1      The effectiveness of the amendments set forth at
Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on the date hereof (the "FIRST AMENDMENT CLOSING DATE"):

                  (A) The Company, the Guarantors and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages to the Administrative Agent.

                  (B) As of the First Amendment Closing Date, after giving effect to this Amendment, the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

                  (C) As of the First Amendment Closing Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  (D) The Company shall have paid all fees, costs and expenses owing to the Administrative Agent, the Syndication Agent and its counsel invoiced to the Company on or before July 30, 2002, and reimbursable by the Company under the terms of the Credit Agreement.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

                  3.1 In order to induce Requisite Lenders to enter into this Amendment, each applicable Credit Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that:

                  (A) the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date; and

                  (B) (i) it has all requisite power and authority to enter into this Amendment, (ii) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party that is a party hereto and to carry out the transactions contemplated hereby, and (iii) this Amendment has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms.

SECTION 4.        ACKNOWLEDGMENT AND CONSENT

         4.1 Each of the Company and the Guarantors has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under Section 7 of the Credit Agreement. The Company and the Guarantors are collectively referred to herein as the "Credit Support Parties", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "Credit Support Documents".

         4.2 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents, the payment and performance of all Guaranteed Obligations under the Credit Agreement and Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement now or hereafter existing under or in respect of the Credit Agreement, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement (whether at stated maturity, by acceleration or otherwise).

         4.3 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         4.4 Each Credit Support Party, other than the Company, acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5.        MISCELLANEOUS

         5.1 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         5.3 On and after the First Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         5.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



COMPANY:                               MARINER HEALTH CARE, INC.



                                       By: /s/ Boyd P. Gentry
                                          --------------------------------------
                                          Name: Boyd P. Gentry
                                          Title: Senior Vice President and
                                                 Treasurer

CREDIT SUPPORT PARTIES:  AID & ASSISTANCE, INC.
                         AMERICAN MEDICAL INSURANCE BILLING SERVICES, INC. AMERICAN PHARMACEUTICAL SERVICES, INC.
                         AMERICAN REHABILITY SERVICES, INC.
                         AMERRA PROPERTIES, INC.
                         APS HOLDING COMPANY, INC.
                         APS PHARMACY MANAGEMENT, INC.
                         BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC. BRIAN CENTER HEALTH & REHABILITATION/TAMPA, INC. BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC. BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC. BRIAN CENTER MANAGEMENT CORPORATION
                         BRIAN CENTER NURSING CARE/AUSTELL, INC.
                         BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                         BRIDE BROOK NURSING & REHABILITATION CENTER, INC. COMPASS PHARMACY SERVICES OF MARYLAND, INC. COMPASS PHARMACY SERVICES OF TEXAS, INC.
                         COMPASS PHARMACY SERVICES, INC.
                         CORNERSTONE HEALTH MANAGEMENT COMPANY
                         DEVCON HOLDING COMPANY
                         EH ACQUISITION CORP. III
                         GCI HEALTH CARE CENTERS, INC.
                         GCI REHAB, INC.
                         GCI THERAPIES, INC.
                         GCI-CAL THERAPIES COMPANY
                         GCI-WISCONSIN PROPERTIES, INC.
                         GRANCARE HOME HEALTH SERVICES, INC.
                         GRANCARE OF MICHIGAN, INC.
                         GRANCARE OF NORTH CAROLINA, INC.
                         GRANCARE SOUTH CAROLINA, INC.
                         GRANCARE, LLC
                         HERITAGE OF LOUISIANA, INC.
                         HOSPICE ASSOCIATES OF AMERICA, INC.
                         IHS REHAB PARTNERSHIP, LTD.
                         LCR, INC.
                         LIVING CENTERS DEVELOPMENT COMPANY
                         LIVING CENTERS LTCP DEVELOPMENT COMPANY
                         LIVING CENTERS OF TEXAS, INC.
                         LIVING CENTERS-EAST, INC.
                         LIVING CENTERS-ROCKY MOUNTAIN, INC.

                         LIVING CENTERS-SOUTHEAST DEVELOPMENT CORPORATION LIVING CENTERS-SOUTHEAST, INC.
                         LONG RIDGE NURSING AND REHABILITATION CENTER, INC. LONGWOOD REHABILITATION CENTER, INC.
                         MARINER HEALTH AT BONIFAY, INC.
                         MARINER HEALTH CARE MANAGEMENT COMPANY
                         MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                         MARINER HEALTH CARE OF DELAND, INC.
                         MARINER HEALTH CARE OF FORT WAYNE, INC.
                         MARINER HEALTH CARE OF GREATER LAUREL, INC.
                         MARINER HEALTH CARE OF INVERNESS, INC.
                         MARINER HEALTH CARE OF LAKE WORTH, INC.
                         MARINER HEALTH CARE OF MACCLENNY, INC.
                         MARINER HEALTH CARE OF METROWEST, INC.
                         MARINER HEALTH CARE OF NASHVILLE, INC.
                         MARINER HEALTH CARE OF NORTH HILLS, INC.
                         MARINER HEALTH CARE OF ORANGE CITY, INC.
                         MARINER HEALTH CARE OF PALM CITY, INC.
                         MARINER HEALTH CARE OF PINELLAS POINT, INC.
                         MARINER HEALTH CARE OF PORT ORANGE, INC.
                         MARINER HEALTH CARE OF SOUTHERN CONNECTICUT, INC. MARINER HEALTH CARE OF TOLEDO, INC.
                         MARINER HEALTH CARE OF TUSKAWILLA, INC.
                         MARINER HEALTH CARE OF WEST HILLS, INC.
                         MARINER HEALTH CENTRAL, INC.
                         MARINER HEALTH HOME CARE, INC.
                         MARINER HEALTH MASSACHUSETTS SHELF CORPORATION MARINER HEALTH OF FLORIDA, INC.
                         MARINER HEALTH OF JACKSONVILLE, INC.
                         MARINER HEALTH OF MARYLAND, INC.
                         MARINER HEALTH OF ORLANDO, INC.
                         MARINER HEALTH OF PALMETTO, INC.
                         MARINER HEALTH OF SEMINOLE COUNTY, INC.
                         MARINER HEALTH OF TAMPA, INC.
                         MARINER HEALTH PROPERTIES IV, LTD.
                         MARINER HEALTH RESOURCES, INC.
                         MARINER PHYSICIAN SERVICES, INC.
                         MARINER PRACTICE CORPORATION
                         MARINER SUPPLY SERVICES, INC.
                         MARINER-REGENCY HEALTH PARTNERS, INC.
                         MARINERSELECT STAFFING SOLUTIONS, INC.

                         MEDREHAB OF INDIANA, INC.
                         MEDREHAB OF LOUISIANA, INC.
                         MEDREHAB OF MISSOURI, INC.
                         MEDREHAB, INC.
                         MED-THERAPY REHABILITATION SERVICES, INC.
                         MERRIMACK VALLEY NURSING & REHABILITATION CENTER, INC. METHUEN NURSING & REHABILITATION CENTER, INC.
                         MHC CONSOLIDATING CORPORATION
                         MHC FLORIDA HOLDING COMPANY
                         MHC GULF COAST HOLDING COMPANY
                         MHC HOLDING COMPANY
                         MHC ILLINOIS, INC.
                         MHC MIDAMERICA HOLDING COMPANY
                         MHC MIDATLANTIC HOLDING COMPANY
                         MHC NORTHEAST HOLDING COMPANY
                         MHC RECRUITING COMPANY
                         MHC REHAB CORP.
                         MHC ROCKY MOUNTAIN HOLDING COMPANY
                         MHC TEXAS HOLDING COMPANY, LLC
                         MHC TRANSPORTATION, INC.
                         MHC WEST HOLDING COMPANY
                         MHC/CSI FLORIDA, INC.
                         MHC/LCA FLORIDA, INC.
                         MYSTIC NURSING & REHABILITATION CENTER, INC.
                         NAN-DAN CORP.
                         NATIONAL HEALTH STRATEGIES, INC.
                         NATIONAL HERITAGE REALTY, INC.
                         THE OCEAN PHARMACY, INC.
                         PARK TERRACE NURSING & REHABILITATION CENTER, INC. PINNACLE CARE CORPORATION OF HUNTINGTON
                         PINNACLE CARE CORPORATION OF NASHVILLE
                         PINNACLE CARE CORPORATION OF WILLIAMS BAY
                         PINNACLE CARE CORPORATION OF WILMINGTON
                         PINNACLE CARE MANAGEMENT CORPORATION
                         PINNACLE PHARMACEUTICAL SERVICES, INC.
                         PINNACLE REHABILITATION OF MISSOURI, INC.
                         PINNACLE REHABILITATION, INC.
                         PHCMI HOLDING COMPANY, LLC
                         PRISM CARE CENTERS, INC.
                         PRISM HEALTH GROUP, INC.
                         PRISM HOME CARE COMPANY, INC.
                         PRISM HOME CARE, INC.
                         PRISM HOME HEALTH SERVICES, INC.

                         PRISM HOSPITAL VENTURES, INC.
                         PRISM REHAB SYSTEMS, INC.
                         PROFESSIONAL RX SYSTEMS, INC.
                         REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY, INC. REHABILITY HEALTH SERVICES, INC.
                         RENAISSANCE MENTAL HEALTH CENTER, INC.
                         SASSAQUIN NURSING & REHABILITATION CENTER, INC. SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP SUMMIT HOSPITAL OF SOUTHEAST ARIZONA, INC.
                         SUMMIT HOSPITAL OF SOUTHWEST LOUISIANA, INC.
                         SUMMIT INSTITUTE FOR PULMONARY MEDICINE AND
                         REHABILITATION, INC.
                         SUMMIT INSTITUTE OF AUSTIN, INC.
                         SUMMIT MEDICAL HOLDINGS, LTD.
                         SUMMIT MEDICAL MANAGEMENT, INC.
                         TAMPA MEDICAL ASSOCIATES, INC.
                         TRI-STATE HEALTH CARE, INC.
                         WINDWARD HEALTH CARE, INC.



                                       By: /s/ Boyd P. Gentry
                                          --------------------------------------
                                          Name: Boyd P. Gentry
                                          Title: Senior Vice President and
                                                 Treasurer

LENDERS:                               GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                             as a Joint Lead Arranger, Sole
                                             Syndication Agent and a Lender



                                       By: /s/ Stephen B. King
                                          --------------------------------------
                                          Name: Stephen B. King
                                          Title: Senior Vice President and
                                                 Treasurer

                                       UBS AG, STAMFORD BRANCH,
                                             as Administrative Agent, Swing Line
                                             Lender, Issuing Bank and a Lender



                                       By: /s/ Robert R. Reuter
                                          --------------------------------------
                                          Name: Robert R. Reuter
                                          Title: Executive Director



                                       By: /s/ Kelly Smith
                                          --------------------------------------
                                          Name: Kelly Smith
                                          Title: Director

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION,
                                             as Collateral Monitoring Agent,
                                             Documentation Agent and a Lender,



                                       By: /s/ Brett Robinson
                                          --------------------------------------
                                          Name: Brett Robinson
                                          Title: Vice President

                                       RESIDENTIAL FUNDING CORPORATION
                                         DBA GMAC-RFC HEALTH CAPITAL,
                                         as Joint Collateral Agent and a Lender



                                       By: /s/ Jeffrey Seiler
                                          --------------------------------------
                                          Name: Jeffrey Seiler
                                          Title: Director

                                       FOOTHILL INCOME TRUST, L.P., as a Lender
                                       By: FIT GP, LLC, its General Partner



                                       By: /s/ Jeff Nikora
                                          --------------------------------------
                                          Name: Jeff Nikora
                                          Title: Managing Member

                                       FOOTHILL GROUP, INC.,
                                             as a Lender



                                       By: /s/ Jeff Nikora
                                          --------------------------------------
                                          Name: Jeff Nikora
                                          Title: E.V.P.

                                       BLUE SQUARE FUNDING LIMITED SERIES 3,
                                       as a Lender
                                       By: Deutsche Bank Trust Co. Americas,
                                           FKA Bankers Trust Co.



                                       By: /s/ Susan N. Anderson
                                          --------------------------------------
                                          Name: Susan N. Anderson
                                          Title: Assistant Vice President

                                       CALIFORNIA PUBLIC EMPLOYEES
                                       RETIREMENT SYSTEM,
                                             as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                     ELF FUNDING TRUST 1, as a Lender
                                     By: Highland Capital Management L.P.
                                     As Collateral Manager



                                     By: /s/ Louis Koven
                                        --------------------------------------
                                        Name: Louis Koven
                                        Title: Executive Vice President-CFO
                                               Highland Capital Management, L.P.

                                     EMERALD ORCHARD LIMITED,
                                           as a Lender



                                     By: /s/ Louis Koven
                                        --------------------------------------
                                        Name: Louis Koven
                                        Title: Executive Vice President-CFO
                                               Highland Capital Management, L.P.

                                       GLENEAGLES TRADING LLC,
                                             as a Lender



                                       By: /s/ Ann E. Morris
                                          --------------------------------------
                                          Name: Ann E. Morris
                                          Title: Assistant Vice President

                                     HIGHLAND LEGACY LIMITED, as a Lender
                                     By: Highland Capital Management, L.P.
                                     As Collateral Manager



                                     By: /s/ Louis Koven
                                        --------------------------------------
                                        Name: Louis Koven
                                        Title: Executive Vice President-CFO
                                               Highland Capital Management, L.P.

                                       HIGHLAND LOAN FUNDING V LTD. L.P.,
                                             as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       HIGHLAND LOAN FUNDING VII LTD.,
                                             as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       KZH HIGHLAND-2 LLC,
                                             as a Lender



                                       By: /s/ Joyce Frazer-Bryant
                                          --------------------------------------
                                          Name: Joyce Fraser-Bryant
                                          Title: Authorized Agent

                                       KZH PAMCO-LLC,
                                             as a Lender



                                       By: /s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                          Name: Joyce Fraser-Bryant
                                          Title: Authorized Agent

                                     RESTORATION FUNDING CLO, LTD., as a
                                     Lender
                                     By: Highland Capital Management, L.P.
                                     As Collateral Manager



                                     By: /s/ Louis Koven
                                        --------------------------------------
                                        Name: Louis Koven
                                        Title: Executive Vice President-CFO
                                               Highland Capital Management, L.P.